Exhibit 10.27
Execution Version
JOINDER AGREEMENT
JOINDER AGREEMENT, dated as of December 14, 2023 (this “Joinder Agreement”), made by the Subsidiaries signatory hereto (each, a “New Guarantor”) in favor of Bank of America, N.A., as administrative agent (in such capacity, together with its successors and assigns, the “Administrative Agent”) for the Lenders referred to in that certain Second Amended and Restated Credit Agreement, dated as of March 25, 2020 (as amended by that certain First Amendment (Libor Transition), dated as of October 12, 2021, as further amended by that certain Second Amendment to Second Amended and Restated Credit Agreement, dated as of June 12, 2023, and as further amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement;” the terms defined therein being used herein as therein defined), among Kennedy-Wilson, Inc., a Delaware corporation (the “Parent Borrower”), the Designated Borrowers from time to time party thereto, Kennedy-Wilson Holdings, Inc. and certain of its subsidiaries from time to time party thereto as guarantors, the Lenders from time to time party thereto, Bank of America, N.A., as Administrative Agent, and Bank of America, N.A. and JPMorgan Chase Bank, N.A., as L/C Issuers.
1.Each New Guarantor hereby acknowledges that it has received and reviewed a copy of the Credit Agreement, and acknowledges and agrees to:
(a)join the Credit Agreement as a Guarantor, as indicated with its signature below;
(b)be bound by all covenants, agreements and acknowledgments attributable to a Guarantor in the Credit Agreement; and
(c)perform all obligations and duties required of it by the Credit Agreement.
2.Each New Guarantor represents and warrants that the representations and warranties contained in Article V of the Credit Agreement as they relate to such New Guarantor or which are contained in any other Loan Document under or in connection herewith are true and correct in all material respects on and as of the date hereof, except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, (ii) any representation or warranty that is already by its terms qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects as of such applicable date (including such earlier date set forth in the foregoing clause (i)) after giving effect to such qualification and (iii) that for purposes of this certification, the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01.
3.The name, type of organization, jurisdiction of incorporation or organization and taxpayer identification number (or, in the case of a Foreign Subsidiary, the true and correct unique identification number that has been issued to such Foreign Subsidiary by its jurisdiction of organization, if any) of each New Guarantor is set forth in Annex I to this Joinder Agreement.
4.This Joinder Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single agreement.
5.Except as expressly supplemented hereby, the Credit Agreement and the Guaranty shall remain in full force and effect.

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6.THIS JOINDER AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS JOINDER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
[Signature Page Follows]

    IN WITNESS WHEREOF, each of the undersigned has caused this Joinder Agreement to be duly executed and delivered by its proper and duly authorized officer as of the day and year first above written.

KW DEVELOPMENT, LLC
KW MULTIFAMILY 2023, LLC
KW OXBOW DOVETAIL FUNDING, LLC
KW PACIFIC VALLEY, LLC
KW PEARL STREET PORTFOLIO, LLC
KW RAINIER RIDGE MEMBER, LLC
KW SNAKE RIVER, LLC
KW STOCKTON INDUSTRIAL, LLC
KWF CAPITAL, LLC

each as a New Guarantor

By: /s/ In Ku Lee
Name: In Ku Lee
Title: Vice President

[Signature Page to Joinder Agreement]

ACKNOWLEDGED AND AGREED TO:
BANK OF AMERICA, N.A.,
as Administrative Agent

By:    /s/ Felicia Brinson
Name: Felicia Brinson
Title: Assistant Vice President

[Signature Page to Joinder Agreement]

KENNEDY-WILSON, INC.,
as the Parent Borrower

By:    /s/ In Ku Lee
Name: In Ku Lee
Title: Vice President

ANNEX I
TO JOINDER AGREEMENT1

	Name of Guarantor	Type of Organization	Jurisdiction of Organization	Taxpayer ID/ Identification Number
1.	KW DEVELOPMENT, LLC	limited liability company	Delaware	95-4492564
2.	KW MULTIFAMILY 2023, LLC	limited liability company	Delaware	95-4492564
3.	KW OXBOW DOVETAIL FUNDING, LLC	limited liability company	Delaware	95-4492564
4.	KW RAINIER RIDGE MEMBER, LLC	limited liability company	Delaware	95-4492564
5.	KW SNAKE RIVER, LLC	limited liability company	Delaware	95-4492564
6.	KW STOCKTON INDUSTRIAL, LLC	limited liability company	Delaware	95-4492564
7.	KW PACIFIC VALLEY, LLC	limited liability company	Delaware	20-0315687
8.	KW PEARL STREET PORTFOLIO, LLC	limited liability company	Delaware	20-0315687
9.	KWF CAPITAL, LLC	limited liability company	Delaware	20-0315687

1 The entities listed in rows (i) 1 through 6 are wholly owned by KW Properties and are treated as disregarded entities for tax purposes and (ii) 7 through 9 are wholly owned by KWF Capital and are treated as disregarded entities for tax purposes.